SUBORDINATED PLEDGE AGREEMENT

            This SUBORDINATED PLEDGE AGREEMENT (this "Agreement") dated as of January 16, 2001 is made by and among Laurie Munn ("Pledgor") with an address for notice purposes at 320 Washington St. Mount Vernon, NY 10553, in favor of Interiors, Inc., a Delaware corporation ("Secured Party") with an address for notice purposes at 320 Washington St., Mount Vernon, NY 10553.

                             R E C I T A L S

            WHEREAS, Pledgor is the legal and beneficial owner of 1,000 shares of Series E Preferred Stock, par value $.01 per share ("Series E Preferred Stock"), of Secured Party (the "Pledged Shares");

            WHEREAS, Pledgor has granted a security interest in the Pledged Shares to Jimmy Webster to secure a $250,000 obligation of Pledgor (the "Webster Note").

            WHEREAS, as of the date hereof, Pledgor has executed a Promissory Note (the "Note"), in the aggregate principal amount of $500,000, in favor of Secured Party, and Pledgor has directly benefited and received consideration for the execution of the Note.

            WHEREAS, Pledgor hereby grants a subordinated security interest in the Pledged Shares to Secured Party in order to secure the Note.

                                AGREEMENT

            NOW, THEREFORE, in consideration of the premises and to formalize the pledge of the Pledged Shares as security for the Notes, Pledgor hereby agrees as follows:

            SECTION 1. Pledge. Subject to the security interest granted in connection with the Webster Note, Pledgor hereby pledges to Secured Party, and grants to Secured Party a security interest in, the following (the "Pledged Collateral"): (a) the Pledged Shares and the certificate(s) representing the Pledged Shares; (b) all dividends or other distributions on or in respect of the Pledged Shares; (c) all proceeds of any and all of the Pledged Shares; and (d) all shares of Class A Common Stock, par value $.001 per share, of Secured Party ("Class A Common Stock") into which the Pledged Shares are convertible.

            SECTION 2. Security for Obligations. Subject to Section 13 hereof, this Agreement secures the payment of all obligations of Pledgor now or hereafter existing under the Note and all obligations of Pledgor now or hereafter existing under this Agreement (collectively, the "Pledgor Obligations").

            SECTION 3. Delivery of Pledged Collateral. Upon satisfaction of the Webster Note, the Pledged Shares shall be delivered to and held by the Secretary of Secured


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Party pursuant hereto and shall be in suitable form for transfer, either duly endorsed in blank or accompanied by assignments or stock powers duly executed authorizing transfer thereof pursuant to the terms of this Agreement reasonably satisfactory to Secured Party. Upon satisfaction of the Webster Note, all other certificates or instruments representing or evidencing the Pledged Collateral shall (in the case of the Pledged Shares delivered herewith, upon the execution hereof) be delivered to and held by the Secretary of Secured Party pursuant hereto and shall be in suitable form for transfer, either duly endorsed in blank or accompanied by assignments or stock powers duly executed authorizing transfer thereof pursuant to the terms of this Agreement reasonably satisfactory to Secured Party. Secured Party shall have the right, at any time after Pledgor shall have failed to fully perform or pay any of the Pledgor Obligations (a "Default") and such Default shall be continuing, to transfer to or to register in the name of Secured Party or any of its nominees any or all of the Pledged Collateral.

            SECTION 4. Representations and Warranties. Pledgor represents and warrants to Secured Party as follows:

            (a) Pledgor is the sole legal and beneficial owner of the Pledged Collateral, free and clear of any lien, security interest, option, charge or other encumbrance or claims except for the security interest created by this Agreement and in connection with the Webster Note.

            (b) This Agreement has been duly executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or other similar laws affecting the rights of creditors generally or by the application of general principles of equity.

            (c) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either
(i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor, or (ii) for the exercise by Secured Party of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with the disposition of the Pledged Collateral by laws affecting the offering and sale of securities generally).

            SECTION 5. Further Assurances. Pledgor agrees that, from time to time, at its expense, it will promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce the rights and remedies of Secured Party hereunder with respect to any Pledged Collateral or to carry out the provisions and purposes hereof.


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

            SECTION 6. Voting Rights.

                  (a) So long as no Default shall have occurred and be continuing, Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement.

                  (b) Upon the occurrence and during the continuance of a Default, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a) shall cease, and all such rights shall thereupon become vested in Secured Party, which shall thereupon have the sole right to exercise such voting and other consensual rights.

                  (c) During the term of this Agreement, Pledgor shall have the right to convert the Pledged Shares into shares of Class A Common Stock. Pursuant to Section 1 hereof, any shares of Class A Common Stock issued upon conversion of the Pledged Shares shall remain subject to this Agreement.

            SECTION 7. Transfers and Other Liens. Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral owned by it, or (ii) create or permit to exist any lien or other encumbrance upon or with respect to any such Pledged Collateral.

            SECTION 8. Secured Party Appointed Attorney-in-Fact. Pledgor hereby appoints Secured Party as its attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, at any time, upon the occurrence and during the continuance of any Default, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement.

            SECTION 9. Secured Party May Perform. If Pledgor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement.

            SECTION 10. Remedies upon Default. If any Default shall have occurred and be continuing, Secured Party may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights of a secured party on default under the Delaware Uniform Commercial Code in effect at that time, and Secured Party may also sell the Pledged Collateral or any part thereof in accordance with the provisions thereof.

            SECTION 11. Amendments, Etc. No amendment or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by


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Pledgor and Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            SECTION 12. Notices. Any notice or other communication required or which may be given hereunder shall be in writing and shall be delivered to the address set forth in the first paragraph.

            SECTION 13. Continuing Security Interest; Transfer of Notes. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until performance or payment in full of the Pledgor Obligations, (ii) be binding upon Pledgor, its successors and assigns, and (iii) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns (including assignees of the Notes or rights to payments thereunder).

            SECTION 14. Reinstatement. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by Secured Party in respect of the Pledgor Obligations is rescinded or must otherwise be restored or returned by Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Pledgor or upon the appointment of any intervenor or conservator of, or trustee, receiver, manager or similar official for, Pledgor, all as though such payments had not been made.

            SECTION 15. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with, the internal laws (and not the law of conflicts) of the State of Delaware.


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            IN WITNESS WHEREOF, Pledgor and Secured Party have executed, or caused this Agreement to be duly executed and delivered on its behalf, as of the date first above written.

                                        PLEDGOR:


                                        /s/ Laurie Munn
                                        ----------------------------------------
                                        Laurie Munn


                                        SECURED PARTY:

                                        INTERIORS, INC., a
                                        Delaware corporation

                                        By: /s/ David Schwartz
                                           -------------------------------------
                                           Name:  David Schwartz
                                           Title: EVP


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